UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2020

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events

Entry to MOU with Windlass

On August 19, 2020 Mateon Therapeutics, Inc. (“Mateon” or the “Company”), executed an MOU with Windlas Biotech Private Limited for the development and commercialization of Artemisinin as therapeutic pharmaceutical and herbal supplement against COVID-19. Windlas Biotech Private Limited is a 20-year-old company with a strong track record of research, development, manufacturing and distribution of pharmaceutical products in India, USA and several other emerging markets. It has four large scale manufacturing facilities employing more than 1500 employees and is the 5th largest Contract Development and Manufacturing Organization (CDMO) serving top innovator as well as generic pharma companies across the world. It has developed more than 500 different formulations (> 2Billion doses annually) of anti-viral, cardiovascular, anti-diabetic, anti-infective, CNS and dermatology products.

The development of Artemisinin against COVID-19 is dependent on the successful completion of ARTI-19 clinical trial “Artemisinin Intervention trial against COVID-19”, which is being initiated globally in Africa, India, and South America. Windlas will be our manufacturing partner for the clinical trial batches as well as commercial batches.

By collecting data from multiple clinical observational studies globally, the company expects to establish Artemisinin efficacy against COVID-19 as an affordable front-line treatment for this pandemic. OT-101 – our antisense therapeutic against COVID-19- is meant for hospitalized COVID-19 patients who would already fail Artemisinin.

Press releases

This collaboration builds on continual development of Artemisinin as therapeutic against COVID-19. As related by the press releases over the past few months, Artemisinin development as COVID-19 therapeutic is continuing.

July 13, 2020 (GLOBE NEWSWIRE) – Mateon Therapeutics announced that it will fund observational studies for Artemisinin, an herbal supplement, that demonstrated potent in vitro activity against SARS-CoV-2, the COVID-19 virus.

July 20, 2020 (GLOBE NEWSWIRE) — Mateon Therapeutics announced the launch of its global observational study called ARTI-19, for Artemisinin Intervention against COVID-19, in partnership with Asili Research Alliance (Asili).

August 4, 2020 (GLOBE NEWSWIRE) — Mateon Therapeutics will be working together with Abiogenesis to initiate ARTI-19 randomized, controlled, multi-site India clinical study of Artemisinin against COVID-19.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	7-13-2020 Observational Studies Press Release	Filed herewith.
99.2	7-20-2020 Asili Press Release	Filed herewith.
99.3	8-04-2020 Abiogenesis Press Release	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: August 24, 2020		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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